                                                                      EXHIBIT 24

                               SEMCO ENERGY, INC.

                                POWER OF ATTORNEY

         Whereas, the Board of Directors of SEMCO Energy, Inc., a Michigan corporation, at a meeting held on February 19, 2004, authorized and approved the execution of Form 10-K Annual Report for 2003 pursuant to Section 13 of the Securities Exchange Act of 1934 and the filing of said Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

         NOW, THEREFORE, each of the undersigned in his capacity as a Director or officer, or both, as the case may be, of said Corporation, does hereby appoint Eugene N. Dubay and John E. Schneider, and each of them severally, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a Director or officer or both, as the case may be, of said Corporation, the Form 10-K for the year ended December 31, 2003, and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power of substitution and resubstitution. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, each act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, and each of the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, we have hereunto set our hands as of the 19th day of February, 2004.

/s/ John M. Albertine                        /s/  Harvey I. Klein
-----------------------------------------    -------------------------------------------------
John M. Albertine, Director                  Harvey I. Klein, Director

/s/ Edward J. Curtis                         /s/ Frederick S. Moore
-----------------------------------------    -------------------------------------------------
Edward J. Curtis, Director                   Frederick S. Moore, Director

/s/ Eugene N. Dubay                          /s/ John E. Schneider
-----------------------------------------    -------------------------------------------------
Eugene N. Dubay, President and CEO           John E. Schneider, Senior Vice President
                                             and Principal Financial and Accounting Officer

/s/ John T. Ferris                           /s/  Thomas W. Sherman
-----------------------------------------    -------------------------------------------------
John T. Ferris, Director                     Thomas W. Sherman, Director

/s/ Michael O. Frazer                        /s/ Edith A. Stotler
-----------------------------------------    -------------------------------------------------
Michael O. Frazer, Director                  Edith A. Stotler, Director

/s/ John R. Hinton                           /s/ Donald W. Thomason
-----------------------------------------    -------------------------------------------------
John R. Hinton, Chairman and Director        Donald W. Thomason, Director